UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2007

CENVEO, INC.

(Exact name of Registrant as specified in its charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT		06901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K, dated August 30, 2007, filed by Cenveo, Inc. (“Cenveo”) with the United States Securities and Exchange Commission the (“SEC”) on September 6, 2007. As permitted under Items 9.01(a) and (b) of Form 8-K, this amendment provides the financial statements and pro forma financial information required under Item 9.01 of Form 8-K. Accordingly, Cenveo hereby amends Item 9.01 of the Form 8-K that it filed on September 6, 2007 to read in its entirety as follows:

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The unaudited combined financial statements of Commercial Envelope Manufacturing Co., Inc. and its Subsidiaries and Affiliate (“Commercial Envelope”) as of May 5, 2007 and for the three months ended May 5, 2007 and April 29, 2006 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

The audited combined financial statements of Commercial Envelope as of February 3, 2007 and for the year then ended are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information relating to the acquisition of Commercial Envelope by Cenveo for the nine months ended September 30, 2007 and the year ended December 31, 2006 is filed as Exhibit 99.4 to this Form 8-K/A and is incorporated herein by reference.

(c)           Exhibits.

Exhibit No.	Description

2.1
Stock Purchase Agreement dated as of July 17, 2007 among Cenveo Corporation, Commercial Envelope Manufacturing Co., Inc. and its shareholders—incorporated by reference to Exhibit 2.1 to registrant’s current report on Form 8-K filed July 20, 2007.

4.1
Fifth Supplemental Indenture, dated as of August 30, 2007 among Cenveo Corporation (f/k/a Mail-Well I Corporation), the Guarantors named therein and U.S. Bank National Association, as Trustee, to the Indenture dated as of February 4, 2004 relating to the 7⅞% Senior Subordinated Notes due 2013 - incorporated by reference to Exhibit 4.6 to registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2007.

4.2
Fifth Supplemental Indenture, dated as of August 30, 2007, to the Indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as Trustee, relating to the 8⅜% Senior Subordinated Notes due 2014 - incorporated by reference to Exhibit 4.13 to registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2007.

10.1
Loan Agreement, dated as of August 30, 2007, among Cenveo Corporation, Cenveo, Inc., Lehman Commercial Paper Inc., as Administrative Agent, the lenders party thereto and Lehman Brothers Inc., as Sole Lead Arranger and Sole Book Manager - incorporated by reference to Exhibit 10.3 to registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2007.

23.1	Consent of Goldstein Golub Kessler LLP, independent registered public accounting firm.

99.1*	Press Release of Cenveo, Inc. dated August 30, 2007.

99.2	Unaudited combined financial statements of Commercial Envelope as of May 5, 2007 and for the three months ended May 5, 2007 and April 29, 2006.

99.3	Audited combined financial statements of Commercial Envelope as of February 3, 2007 and for the year then ended.

99.4
Unaudited pro forma condensed combined financial information relating to the acquisition of Commercial Envelope by Cenveo for the nine months ended September 30, 2007 and the year ended December 31, 2006.

*	Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2007

CENVEO, INC.

By: /s/ Mark S. Hiltwein
Mark S. Hiltwein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1
Stock Purchase Agreement dated as of July 17, 2007 among Cenveo Corporation, Commercial Envelope Manufacturing Co., Inc. and its shareholders—incorporated by reference to Exhibit 2.1 to registrant’s current report on Form 8-K filed July 20, 2007.

4.1
Fifth Supplemental Indenture, dated as of August 30, 2007 among Cenveo Corporation (f/k/a Mail-Well I Corporation), the Guarantors named therein and U.S. Bank National Association, as Trustee, to the Indenture dated as of February 4, 2004 relating to the 7⅞% Senior Subordinated Notes due 2013 - incorporated by reference to Exhibit 4.6 to registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2007.

4.2
Fifth Supplemental Indenture, dated as of August 30, 2007, to the Indenture dated as of June 15, 2004, among Cenveo Corporation (as successor to Cadmus Communications Corporation), the Guarantors named therein and U.S. Bank National Association (successor to Wachovia Bank, National Association), as Trustee, relating to the 8⅜% Senior Subordinated Notes due 2014 - incorporated by reference to Exhibit 4.13 to registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2007.

10.1
Loan Agreement, dated as of August 30, 2007, among Cenveo Corporation, Cenveo, Inc., Lehman Commercial Paper Inc., as Administrative Agent, the lenders party thereto and Lehman Brothers Inc., as Sole Lead Arranger and Sole Book Manager - incorporated by reference to Exhibit 10.3 to registrant’s quarterly report on Form 10-Q for the quarter ended September 30, 2007.

23.1	Consent of Goldstein Golub Kessler LLP, independent registered public accounting firm.

99.1*	Press Release of Cenveo, Inc. dated August 30, 2007.

99.2	Unaudited combined financial statements of Commercial Envelope as of May 5, 2007 and for the three months ended May 5, 2007 and April 29, 2006.

99.3	Audited combined financial statements of Commercial Envelope as of February 3, 2007 and for the year then ended.

99.4
Unaudited pro forma condensed combined financial information relating to the acquisition of Commercial Envelope by Cenveo for the nine months ended September 30, 2007 and the year ended December 31, 2006.

*	Previously Filed